UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 26, 1996



                           RENAISSANCE COSMETICS, INC.
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                (Exact name of registrant as specified in its charter)




State of Delaware                    33-87280                   06-1396287
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     (State or other         (Commission File Number)        (I.R.S. Employer
     jurisdiction of                                         Identification No.)
     incorporation)



955 Massachusetts Ave., Cambridge, Massachusetts                         02139
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   (Address of principal executive offices)                           (zip code)



Registrant's telephone number, including area code (617) 497-5584


                                 Not applicable
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          (Former name or former address, if changed since last report)




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Item 5.        Other Events.
               ------------

               On November 26, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.         Exhibits
                --------

      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)                            Description of Exhibit
    ------------------                            ----------------------
           99.1                     Registrant's Press Release, dated as of
                                    November 26, 1996.





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                                   Signatures
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 3, 1996

                                            RENAISSANCE COSMETICS, INC.



                                            By: /s/ Thomas T.S. Kaung
                                                --------------------------
                                                Name: Thomas T.S. Kaung
                                                Title: Group Vice-President







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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

          Exhibit No.                            Description of Exhibit
          -----------                            ----------------------
             99.1                     Registrant's Press Release, dated as of
                                      November 26, 1996.